                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    October 5, 2004
                                                           ---------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


              New Jersey                              0-20943                        11-2880025
---------------------------------        -------------------------       ---------------------------------
     (State or Other Jurisdiction        (Commission File Number)        (IRS Employer Identification No.)
           of Incorporation)


499 Thornall Street
Edison, New Jersey                                                                        08837
----------------------------------------                                                ----------
(Address of Principal Executive Offices)                                                (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.01.  Regulation FD Disclosure

The Company issued a press release to correct comments made in response to a question on the Company's conference call with its investors on October 5, 2004. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 7.01. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.





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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTELLIGROUP, INC.

                                      By: /s/ Christian Misvaer
                                          ------------------------------------
                                      Name:  Christian Misvaer
                                      Title: General Counsel and Corporate
                                             Secretary


Date: October 5, 2004